UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Apex Wealth Enterprises Limited
             (Exact name of registrant as specified in its charter)

British Virgin Islands                                Not Applicable
-----------------------                     ------------------------------------
(State of incorporation                     (I.R.S. Employer Identification No.)
   or organization)

Room 3505-06, 15 Queen's Road Central,
           Hong Kong                                             Not Applicable
----------------------------------------                        ----------------
(Address of principal executive offices)                          (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. __

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. X

Securities Act registration statement file number to which this form relates:
333-110071

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered
-------------------                              -------------------------------
  Not Applicable                                           Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
--------------------------------------------------------------------------------
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated herein by reference is the description of Common Stock set forth under the heading "Description of Common Stock" contained in the Registrant's Registration Statement on Form F-1 (Registration No. 333-110071) under the Securities Act of 1933, as amended.

         Item 2.  Exhibits.

EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  3.1 Memorandum of Association of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-110071)

  3.2 Articles of Association of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-110071)

  3.3 Resolution to Amend the Authorized Share Capital of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-110071)

  4.1 Specimen Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-110071)


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    August  27, 2004              APEX WEALTH ENTERPRISES LIMITED
                                       (Registrant)

                                       By: /s/ Li Sze Tang
                                          --------------------------------------
                                       Name: Li Sze Tang
                                       Title:  Chief Executive Officer

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